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                                                                    EXHIBIT 10.1

                        AMENDMENT TO EMPLOYMENT AGREEMENT

This Amendment to Employment Agreement is entered into as of July 20, 1998, by and between John F. Acres of 62 Incline Village Court, Henderson, NV 89014 ("Employee"), and Acres Gaming, Inc., a Nevada corporation with its principal place of business located at 1815 N.W. Ninth Street, Corvallis, Oregon ("Employer").

                                    RECITALS

A. Employer and Employee entered into an Employment Agreement dated as of July 1, 1996 ("Agreement"), pursuant to which Employee was employed as Chief Executive Officer of the Company;

B. Employer and Employee have agreed that it is in their mutual best interest that Floyd W. Glisson be elected as President and Chief Executive Officer of the Company;

C. Employer and Employee have agreed that it is appropriate that Employee's bonus be reduced.

        In consideration of the foregoing and the mutual promises and agreements set forth herein, Employer and Employee agree as follows:

SECTION 1.     DUTIES

        The first sentence of Section 1.2 of the Agreement is hereby amended to read as follows:

                "During the term of this Agreement, Employee shall perform faithfully and to the best of Employee's ability such management duties appropriate to the Chairman of the Board of Directors as may be assigned from time to time by the Board of Directors of Employer."

SECTION 2.     COMPENSATION

        Section 3(b) of the Agreement is hereby amended to read as follows:

                (b) An annual bonus ("Bonus") payable on or before September 30 of each year with respect to the preceding fiscal year, determined in accordance with the table below.


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
FISCAL
YEAR
ENDING                       PROFITS                                   BONUS
------                       -------                                   -----
June 30,   If less than $1,000,000                      $50,000
1997       If $1,000,000 or more                        $100,000, plus 5% of the amount by
                                                          which Profits exceed $1,000,000

June 30,   If less than $1,000,000                      None
1998       If $1,000,000 or more but less than          $50,000
             $2,000,000
           If $2,000,000 or more                        $100,000, plus 5% of the amount by
                                                          which Profits exceed $2,000,000

June 30,   If less than $2,000,000                      None
1999       If $2,000,000 or more but less than          $50,000
             $3,000,000
           If $3,000,000 or more                        $100,000, plus 3% of the amount by
                                                          which Profits exceed $3,000,000

June 30,   If less than $2,000,000                      None
2000       If $2,000,000 or more but less than          $50,000
             $3,000,000
           If $3,000,000 or more                        $100,000, plus 1% of the amount by
                                                          which Profits exceed $3,000,000

June 30,   If less than $2,000,000                      None
2001       If $2,000,000 or more but less than          $50,000
             $3,000,000
           If $3,000,000 or more                        $100,000


        "Profits" of Employer shall mean Income Before Income Taxes as adjusted to add back any bonus paid pursuant to this Section 3(b). Profits for each fiscal year shall be calculated by the certified public accountants regularly employed to audit the books of Employer. Such calculation shall be in accordance with generally accepted accounting principles applied on a basis consistent with the practices of Employer.

SECTION 3.     JURISDICTION; SERVICE OF PROCESS

        The first sentence of Section 21 of the Agreement is amended by replacing County of Washo with County of Clark.

        All other provisions of the Agreement shall remain in full force and effect.

        In witness whereof, the parties have executed this Amendment in Las Vegas, Nevada, as of the date first above written.

EMPLOYEE                                       EMPLOYER
                                               Acres Gaming, Inc.,
                                               a Nevada corporation

-------------------------------
John F. Acres                                  By:
                                                  -----------------------------

                                               Its:
                                                   ----------------------------